UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-498
                                   -----------


                             AXP STOCK SERIES, INC.
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               (Exact name of registrant as specified in charter)


     200 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     9/30
                         --------------
Date of reporting period:    9/30
                         --------------

AXP(R)
     Stock Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                  Sept. 30, 2003

AXP Stock Fund seeks to provide shareholders with current income and growth of capital.

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

Table of Contents

Fund Snapshot                                                         3

Questions & Answers
   with Portfolio Management                                          4

The Fund's Long-term Performance                                      8

Investments in Securities                                             9

Financial Statements (Portfolio)                                     12

Notes to Financial Statements (Portfolio)                            15

Independent Auditors' Report (Portfolio)                             18

Financial Statements (Fund)                                          19

Notes to Financial Statements (Fund)                                 22

Independent Auditors' Report (Fund)                                  29

Federal Income Tax Information                                       30

Board Members and Officers                                           32

(logo) DALBAR

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP STOCK FUND   --   2003 ANNUAL REPORT

Fund Snapshot
          AS OF SEPT. 30, 2003

PORTFOLIO MANAGER

Portfolio manager                                          Mike Kennedy
Since                                                              7/99
Years in industry                                                    33

FUND OBJECTIVE

For investors seeking current income and growth of capital.

Inception dates
A: 4/6/45       B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: INSTX        B: IDSBX        C: --           Y: IDSYX

Total net assets                                         $2.364 billion

Number of holdings                                                   82

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND    GROWTH
           X               LARGE
                           MEDIUM
                           SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Technology 15.8%
Industrials 15.7%
Consumer discretionary 13.5%
Health Care 11.3%
Financials 10.8%
Materials 9.6%
Energy 7.1%
Utilities 7.1%
Consumer staples 3.9%
Telecommunications 2.7%
Short-term securities 2.5%

TOP TEN HOLDINGS

Percentage of portfolio assets

Microsoft (Computer software & services)                            4.1%
General Electric (Multi-industry)                                   3.6
Wal-Mart Stores (Retail -- general)                                 3.4
Pfizer (Health care products)                                       3.2
InterActiveCorp (Media)                                             3.2
Citigroup (Finance companies)                                       2.8
Intel (Electronics)                                                 2.5
Intl Business Machines
(Computer software & services)                                      2.3
Medtronics (Health care products)                                   2.0
Intl Paper (Paper & packaging)                                      2.0

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are subject to change.

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3   --   AXP STOCK FUND   --   2003 ANNUAL REPORT

Questions & Answers
             WITH PORTFOLIO MANAGEMENT

Q:   How did AXP Stock Fund perform for the fiscal year ended Sept. 30, 2003?

A: AXP Stock Fund's Class A shares gained 16.03%, excluding sales charge, underperforming its benchmark, the broad-based Standard & Poor's 500 Index (S&P 500), which increased 24.40% for the 12-month period. The Lipper Large-Cap Core Funds Index, representing the Fund's peer group, rose 20.07% over the same time frame.

     Most of the Fund's weakness relative to its peers and benchmark came in the fourth calendar quarter of 2002. More aggressive equity sectors that are not a part of the Fund's investment strategy led the market. The Fund's relative results improved since then, with the Fund outperforming its Lipper category average in the nine months ended Sept. 30, 2003.

Q: What factors most significantly affected performance during the annual period?

A: The Fund's focus on higher quality companies with real earnings prospects affected performance most, as equity market leadership during much of the 12-month period was based on momentum rather than on quality or stock fundamentals. As the fiscal year began, lower-than-benchmark positions in information technology and telecommunications meant the Fund did not fully participate in the October and November 2002 rally led by these two previously beaten-up sectors. However, these same defensive positions helped Fund performance in December, January and February, when the market declined, led again by these sectors. In March 2003, equity market performance started to improve as concerns over the war in Iraq eased and the U.S. economy began to show signs of recovery. During the rest of the period the market continued an upward ascent, but as economic prospects improved investors again embraced what

(bar chart)
                             PERFORMANCE COMPARISON
                        For the year ended Sept. 30, 2003

25%                        (bar 2)
                           +24.40%          (bar 3)
20%                                         +20.07%
           (bar 1)
15%        +16.03%

10%

 5%

 0%

(bar 1) AXP Stock Fund Class A (excluding sales charge)
(bar 2) S&P 500 Index (unmanaged)
(bar 3) Lipper Large-Cap Core Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   --   AXP STOCK FUND   --   2003 ANNUAL REPORT

Questions & Answers

(begin callout quote)> The sectors contributing most to performance were energy and basic materials.(end callout quote)

     are considered the more high risk, high beta sectors of the S&P 500 Index. High-beta sectors are those considered more volatile than the equity market as a whole. Thus, during both the second and third quarters of 2003, information technology was among the leading sectors, while the defensive sectors of the U.S. equity market, such as consumer staples, were the worst performers.

     For the Fund, the sectors contributing most to performance were energy and basic materials. Within energy, we focused primarily on North American natural gas companies, including Encana, Apache and Conoco Philips. We also established a position in Schlumberger, which is expected to benefit from contracts to help rebuild Iraq's oil fields. In materials, we focused on the

AVERAGE ANNUAL TOTAL RETURNS

as of Sept. 30, 2003

                           Class A                  Class B                    Class C                      Class Y
(Inception dates)         (4/6/45)                 (3/20/95)                  (6/26/00)                    (3/20/95)
                      NAV(1)      POP(2)     NAV(1)    After CDSC(3)    NAV(1)   After CDSC(4)        NAV(5)       POP(5)
1 year               +16.03%     +9.36%      +15.09%      +11.09%       +15.11%     +15.11%          +16.23%      +16.23%
5 years               -0.43%     -1.60%       -1.20%       -1.34%          N/A         N/A            -0.30%       -0.30%
10 years              +6.50%     +5.88%         N/A          N/A           N/A         N/A              N/A          N/A
Since inception         N/A        N/A        +5.89%       +5.89%       -10.28%     -10.28%           +6.84%       +6.84%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

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5   --   AXP STOCK FUND   --   2003 ANNUAL REPORT

Questions & Answers

     metals and papers industries, maintaining positions in such companies as Alcoa, Weyerhaeuser and Freeport-McMoran. The major negative contributors to the Fund's annual performance were information technology and industrials. The Fund's lower-than-index positioning in information technology hurt most. The Fund had a higher-than-index position in industrials, but we believed that defense stocks would advance further than they did given the ongoing military presence in Iraq, and so positions in firms such as Lockheed Martin, Raytheon and Northrop Grumman negatively affected the Fund's annual returns.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: Throughout the fiscal year, we shifted the Fund's emphasis from defensive stocks that would do well in a recessionary environment to holdings that should benefit from an expected economic recovery. We reduced the Fund's exposure to the consumer staples and consumer discretionary sectors, including selling a number of food, beverage and household products companies. We also decreased the Fund's exposure to financial stocks, selling mortgage originators and buying mortgage insurers.

     We generally avoided brokers and had little exposure to capital markets companies given the negative headlines these groups endured over the period. At the end of the fiscal year, the Fund had lower-than-index positions in consumer staples and financials.

     In health care, we reduced the Fund's holdings in biotechnology and major pharmaceutical companies. While the long-term outlook for health care remains favorable based on the U.S.' aging population, we are concerned over the shorter-term about the impact that Medicare reform may have on these industries.

     We increased the Fund's allocation to economically sensitive sectors, such as information technology. Within technology, we increased the Fund's position by adding stocks in the semiconductor and fiber communications areas. We also added to the Fund's position in energy. We had higher-than-index positions in basic materials and industrials at the end of the fiscal year, as we believe these companies have the most upside operating leverage in an economic recovery. Even a slight increase in business capital spending should result in improved earnings.

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6   --   AXP STOCK FUND   --   2003 ANNUAL REPORT

Questions & Answers

Q:   How do you intend to manage the Fund in the coming months?

A: We believe that U.S. economic recovery is on track and that there is the potential for attractive equity market conditions through 2004. Corporate earnings estimates are generally positive. The consumer continues to spend. As the economy continues to improve, we believe it is likely that we will see a major shift from the declining interest rate, lower inflation backdrop we have had over the last several years. We anticipate that both interest rates and inflation may rise in 2004, while the

     U.S. dollar may move lower. In this scenario, we intend to emphasize companies that have real operating leverage as prices increase and seek to avoid companies that suffer when the cost of capital is rising. Most importantly, we intend to stay true to our investment strategy and our long-term perspective, and neither engage in speculation nor succumb to chasing momentum. We are optimistic that the equity market will focus on fundamentals over the coming months.

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7   --   AXP STOCK FUND   --   2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Stock Fund Class A shares (from 10/1/93 to 9/30/03) as compared to the performance of two widely cited performance indices, the Standard & Poor's 500 Index (S&P 500 Index) and the Lipper Large-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line chart)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                                IN AXP STOCK FUND

$40,000

$30,000        (dotted line) S&P 500 Index
               (dashed line) Lipper Large-Cap Core Funds Index
$20,000        (solid line) AXP Stock Fund Class A

$10,000
        `93   `94    `95    `96   `97    `98   `99    `00    `01   `02   `03

(solid line) AXP Research Opportunities Fund Class A $17,700
(dotted line) S&P 500 Index $26,050
(dashed line) Lipper Large-Cap Core Funds Index $22,386

(1) S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

(2) The Lipper Large-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                 Class A with Sales Charge as of Sept. 30, 2003
1 year                                                                +9.36%
5 years                                                               -1.60%
10 years                                                              +5.88%

             Results for other share classes can be found on page 5.

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8   --   AXP STOCK FUND   --   2003 ANNUAL REPORT

Investments in Securities

Equity Portfolio

Sept. 30, 2003
(Percentages represent value of investments compared to net assets)

Common stocks (88.3%)

Issuer                                         Shares              Value(a)

Aerospace & defense (2.9%)
Lockheed Martin                               300,000              $13,845,000
Northrop Grumman                              200,000               17,244,000
Rockwell Automation                         1,400,000               36,750,000
Total                                                               67,839,000

Airlines (1.0%)
Southwest Airlines                          1,300,000               23,010,000

Banks and savings & loans (4.4%)
Bank of America                               400,000               31,216,000
Bank of New York                              700,000               20,377,000
Bank One                                      500,000               19,325,000
U.S. Bancorp                                1,400,000               33,586,000
Total                                                              104,504,000

Beverages & tobacco (1.1%)
Coca-Cola                                     600,000               25,776,000

Cellular telecommunications (1.4%)
Vodafone Group ADR                          1,600,000(c)            32,400,000

Chemicals (3.8%)
Dow Chemical                                1,200,000               39,048,000
Ecolab                                      1,000,000               25,250,000
Praxair                                       400,000               24,780,000
Total                                                               89,078,000

Computer hardware (2.1%)
Cisco Systems                               1,500,000(b)            29,310,000
EMC                                         1,600,000(b)            20,208,000
Total                                                               49,518,000

Computer software & services (7.2%)
Intl Business Machines                        600,000               52,998,000
Microsoft                                   3,400,000               94,486,000
PeopleSoft                                    600,000(b)            10,914,000
Unisys                                        800,000(b)            10,824,000
Total                                                              169,222,000

Electronics (6.1%)
Applied Materials                             600,000(b)            10,884,000
Flextronics Intl                            1,500,000(b,c)          21,270,000
Intel                                       2,100,000               57,771,000
KLA-Tencor                                    500,000(b)            25,700,000
Texas Instruments                           1,300,000               29,640,000
Total                                                              145,265,000

Energy (4.9%)
Apache                                        525,000               36,403,500
BP ADR                                      1,000,000(c)            42,100,000
ConocoPhillips                                467,700               25,606,575
EnCana                                        300,000(c)            10,914,000
Total                                                              115,024,075

Energy equipment & services (1.4%)
GlobalSantaFe                                 600,000               14,370,000
Schlumberger                                  400,000               19,360,000
Total                                                               33,730,000

Finance companies (3.6%)
Citigroup                                   1,400,000               63,714,000
MGIC Investment                               400,000               20,828,000
Total                                                               84,542,000

Financial services (0.4%)
Goldman Sachs Group                           100,000                8,390,000

Food (1.5%)
ConAgra Foods                               1,000,000               21,240,000
Sara Lee                                      800,000               14,688,000
Total                                                               35,928,000

Health care products (9.8%)
Abbott Laboratories                           600,000               25,530,000
Amgen                                         400,000(b)            25,828,000
Baxter Intl                                 1,500,000               43,590,000
Medtronic                                   1,000,000               46,920,000
Pfizer                                      2,400,000               72,912,000
St. Jude Medical                              300,000(b)            16,131,000
Total                                                              230,911,000

See accompanying notes to investments in securities.
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9   --   AXP STOCK FUND   --   2003 ANNUAL REPORT

Issuer                                         Shares              Value(a)

Health care services (0.9%)
AmerisourceBergen                             400,000              $21,620,000

Household products (1.2%)
Procter & Gamble                              300,000               27,846,000

Industrial transportation (1.2%)
Union Pacific                                 500,000               29,085,000

Insurance (0.7%)
American Intl Group                           300,000               17,310,000

Leisure time & entertainment (1.4%)
Mattel                                      1,000,000               18,960,000
Viacom Cl B                                   400,000               15,320,000
Total                                                               34,280,000

Lodging & gaming (0.9%)
MGM Mirage                                    600,000(b)            21,930,000

Machinery (3.1%)
Caterpillar                                   600,000               41,304,000
Deere & Co                                    600,000               31,986,000
Total                                                               73,290,000

Media (4.8%)
Disney (Walt)                               2,000,000               40,340,000
InterActiveCorp                             2,200,000(b)            72,710,000
Total                                                              113,050,000

Metals (1.1%)
Alcoa                                       1,000,000               26,160,000

Multi-industry (7.2%)
3M                                            600,000               41,442,000
Danaher                                       600,000               44,316,000
General Electric                            2,800,000               83,468,000
Total                                                              169,226,000

Paper & packaging (4.0%)
Intl Paper                                  1,200,000               46,824,000
Weyerhaeuser                                  800,000               46,760,000
Total                                                               93,584,000

Precious metals (0.6%)
Freeport McMoRan
   Cooper & Gold Cl B                         400,000               13,240,000

Retail -- general (4.3%)
Home Depot                                    700,000               22,295,000
Wal-Mart Stores                             1,400,000               78,190,000
Total                                                              100,485,000

Telecom equipment & services (1.2%)
Corning                                     3,000,000(b)            28,260,000

Utilities -- electric (4.3%)
Dominion Resources                            700,000               43,330,000
FPL Group                                     500,000               31,600,000
Public Service Enterprise Group               655,000               27,510,000
Total                                                              102,440,000

Total common stocks
(Cost: $1,963,146,174)                                          $2,086,943,075

Preferred stocks (5.5%)

Issuer                                         Shares              Value(a)

Baxter Intl
  7.00% Cv                                    153,100               $8,060,715
Dominion Resources
  9.50% Cv                                    342,000               19,387,980
FPL Group
  8.50% Cv                                    300,000               17,088,000
General Motors
  6.25% Cv                                  1,000,000               26,950,000
Public Service Enterprise Group
  10.25% Cv                                   415,000               24,821,150
St. Paul Companies
  9.00% Cv                                    491,200               34,256,288

Total preferred stocks
(Cost: $113,858,197)                                              $130,564,133

See accompanying notes to investments in securities.
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10   --   AXP STOCK FUND   --   2003 ANNUAL REPORT

Bonds (1.3%)

Issuer                   Coupon              Principal                Value(a)
                          rate                amount

Costco Wholesale
Zero Coupon Cv
  08-19-17                3.50%           $21,000,000(d,e)         $15,146,250
Devon Energy
  Cv
  08-15-08                4.90             15,000,000               15,262,500

Total bonds
(Cost: $28,075,411)                                                $30,408,750

Short-term securities (2.4%)

Issuer                 Annualized             Amount                  Value(a)
                      yield on date         payable at
                       of purchase           maturity

U.S. government agencies (0.5%)
Federal Home Loan Mtge Corp Disc Nt
  12-19-03                1.05%              $800,000                 $798,174
Federal Natl Mtge Assn Disc Nts
  11-12-03                1.07                500,000                  499,421
  12-24-03                1.06              9,400,000                9,376,474
Total                                                              $10,674,069

Commercial paper (1.9%)
BASF
  11-24-03                1.06              5,000,000(f)             4,991,827
  11-24-03                1.07              5,000,000(f)             4,991,826
CAFCO LLC
  10-21-03                1.07              9,800,000(f)             9,793,883
CXC LLP
  11-13-03                1.07             10,300,000(f)            10,286,308
ING US Funding
  10-02-03                1.03              5,500,000                5,499,671
Windmill Funding
  11-07-03                1.06             10,000,000(f)             9,988,336
Total                                                               45,551,851

Total short-term securities
(Cost: $56,228,266)                                                $56,225,920

Total investments in securities
(Cost: $2,161,308,048)(g)                                       $2,304,141,878

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Sept. 30, 2003, the value of foreign securities represented 4.5% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(g) At Sept. 30, 2003, the cost of securities for federal income tax purposes was $2,161,308,048 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $225,005,774
     Unrealized depreciation                                       (82,171,944)
                                                                   -----------
     Net unrealized appreciation                                  $142,833,830
                                                                  ------------

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11   --   AXP STOCK FUND   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Equity Portfolio
Sept. 30, 2003
Assets
Investments in securities, at value (Note 1)*
   (identified cost $2,161,308,048)                                         $2,304,141,878
Dividends and accrued interest receivable                                        2,395,001
Receivable for investment securities sold                                       65,846,848
                                                                                ----------
Total assets                                                                 2,372,383,727
                                                                             -------------
Liabilities
Disbursements in excess of cash on demand deposit                                  128,622
Payable for investment securities purchased                                      1,853,260
Payable upon return of securities loaned (Note 4)                                6,076,000
Accrued investment management services fee                                          32,228
Other accrued expenses                                                              60,930
                                                                                    ------
Total liabilities                                                                8,151,040
                                                                                 ---------
Net assets                                                                  $2,364,232,687
                                                                            ==============
*Including securities on loan, at value (Note 4)                            $    5,949,450
                                                                            --------------

See accompanying notes to financial statements.

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12   --   AXP STOCK FUND   --   2003 ANNUAL REPORT

Statement of operations
Equity Portfolio

Year ended Sept. 30, 2003
Investment income
Income:
Dividends                                                                    $  45,066,048
Interest                                                                         2,198,585
Fee income from securities lending (Note 4)                                         99,914
   Less foreign taxes withheld                                                    (225,036)
                                                                                  --------
Total income                                                                    47,139,511
                                                                                ----------
Expenses (Note 2):
Investment management services fee                                              10,665,505
Compensation of board members                                                       15,483
Custodian fees                                                                     145,541
Audit fees                                                                          32,250
Other                                                                               45,292
                                                                                    ------
Total expenses                                                                  10,904,071
                                                                                ----------
Investment income (loss) -- net                                                 36,235,440
                                                                                ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                             (141,706,835)
   Foreign currency transactions                                                    (7,582)
                                                                                    ------
Net realized gain (loss) on investments                                       (141,714,417)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          456,767,733
                                                                               -----------
Net gain (loss) on investments and foreign currencies                          315,053,316
                                                                               -----------
Net increase (decrease) in net assets resulting from operations              $ 351,288,756
                                                                             =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP STOCK FUND   --   2003 ANNUAL REPORT

Statements of changes in net assets
Equity Portfolio

Year ended Sept. 30,                                                               2003                    2002
Operations
Investment income (loss) -- net                                            $   36,235,440            $   41,996,003
Net realized gain (loss) on investments                                      (141,714,417)             (280,273,226)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies         456,767,733              (266,988,346)
                                                                              -----------              ------------
Net increase (decrease) in net assets resulting from operations               351,288,756              (505,265,569)
                                                                              -----------              ------------
Proceeds from contributions                                                    32,548,294                29,447,718
Fair value of withdrawals                                                    (321,227,690)             (501,336,476)
                                                                             ------------              ------------
Net contributions (withdrawals) from partners                                (288,679,396)             (471,888,758)
                                                                             ------------              ------------
Total increase (decrease) in net assets                                        62,609,360              (977,154,327)
Net assets at beginning of year                                             2,301,623,327             3,278,777,654
                                                                            -------------             -------------
Net assets at end of year                                                  $2,364,232,687            $2,301,623,327
                                                                           ==============            ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP STOCK FUND   --   2003 ANNUAL REPORT

Notes to Financial Statements

Equity Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Equity Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Equity Portfolio invests primarily in common stocks and securities convertible into common stocks. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
15   --   AXP STOCK FUND   --   2003 ANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
16   --   AXP STOCK FUND   --   2003 ANNUAL REPORT

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with American Express Financial Corporation (AEFC) to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.53% to 0.40% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Stock Fund to the Lipper Large-Cap Core Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.08% of the Portfolio's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, changing the maximum adjustment to 0.12% and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment decreased the fee by $749,920 for the year ended Sept. 30, 2003.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of American Express mutual funds, and are marked-to-market accordingly. Deferred amounts remain in the Portfolio until distributed in accordance with the Plan.

The Portfolio pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,494,220,412 and $1,660,128,730, respectively, for the year ended Sept. 30, 2003. For the same period, the portfolio turnover rate was 68%. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $329,816 for the year ended Sept. 30, 2003.

4. LENDING OF PORTFOLIO SECURITIES

As of Sept. 30, 2003, securities valued at $5,949,450 were on loan to brokers. For collateral, the Portfolio received $6,076,000 in cash. Income from securities lending amounted to $99,914 for the year ended Sept. 30, 2003. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
17   --   AXP STOCK FUND   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS

GROWTH AND INCOME TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Equity Portfolio (a series of Growth and Income Trust) as of September 30, 2003, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended September 30, 2003. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Equity Portfolio as of September 30, 2003, and the results of its operations and the changes in its net assets for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

November 14, 2003

--------------------------------------------------------------------------------
18   --   AXP STOCK FUND   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Stock Fund

Sept. 30, 2003
Assets
Investment in Portfolio (Note 1)                                                                            $2,364,161,795
Capital shares receivable                                                                                          121,567
                                                                                                                   -------
Total assets                                                                                                 2,364,283,362
                                                                                                             -------------
Liabilities
Capital shares payable                                                                                               6,818
Accrued distribution fee                                                                                            16,793
Accrued service fee                                                                                                  1,442
Accrued transfer agency fee                                                                                          7,383
Accrued administrative services fee                                                                                  2,118
Other accrued expenses                                                                                             181,933
                                                                                                                   -------
Total liabilities                                                                                                  216,487
                                                                                                                   -------
Net assets applicable to outstanding capital stock                                                          $2,364,066,875
                                                                                                            ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                    $    1,425,639
Additional paid-in capital                                                                                   2,675,829,787
Undistributed net investment income                                                                                883,592
Accumulated net realized gain (loss) (Note 5)                                                                 (456,914,452)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                          142,842,309
                                                                                                               -----------
Total -- representing net assets applicable to outstanding capital stock                                    $2,364,066,875
                                                                                                            ==============
Net assets applicable to outstanding shares:                Class A                                         $1,650,902,720
                                                            Class B                                         $  190,336,255
                                                            Class C                                         $    2,827,775
                                                            Class Y                                         $  520,000,125
Net asset value per share of outstanding capital stock:     Class A shares             99,480,766           $        16.60
                                                            Class B shares             11,574,180           $        16.44
                                                            Class C shares                172,562           $        16.39
                                                            Class Y shares             31,336,348           $        16.59
                                                                                       ----------           --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19   --   AXP STOCK FUND   --   2003 ANNUAL REPORT

Statement of operations
AXP Stock Fund

Year ended Sept. 30, 2003
Investment income
Income:
Dividends                                                                    $  45,064,768
Interest                                                                         2,198,365
Fee income from securities lending                                                  99,911
   Less foreign taxes withheld                                                    (225,029)
                                                                                  --------
Total income                                                                    47,138,015
                                                                                ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                               10,903,765
Distribution fee
   Class A                                                                       4,026,261
   Class B                                                                       2,043,567
   Class C                                                                          24,629
Transfer agency fee                                                              3,098,007
Incremental transfer agency fee
   Class A                                                                         185,492
   Class B                                                                          77,638
   Class C                                                                           1,170
Service fee -- Class Y                                                             498,401
Administrative services fees and expenses                                          768,983
Compensation of board members                                                       11,317
Printing and postage                                                               313,248
Registration fees                                                                   64,470
Audit fees                                                                          10,750
Other                                                                               35,261
                                                                                    ------
Total expenses                                                                  22,062,959
   Earnings credits on cash balances (Note 2)                                      (31,783)
                                                                                   -------
Total net expenses                                                              22,031,176
                                                                                ----------
Investment income (loss) -- net                                                 25,106,839
                                                                                ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                      (141,703,599)
   Foreign currency transactions                                                    (7,584)
                                                                                    ------
Net realized gain (loss) on investments                                       (141,711,183)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          456,755,465
                                                                               -----------
Net gain (loss) on investments and foreign currencies                          315,044,282
                                                                               -----------
Net increase (decrease) in net assets resulting from operations              $ 340,151,121
                                                                             =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   --   AXP STOCK FUND   --   2003 ANNUAL REPORT

Statements of changes in net assets
AXP Stock Fund

Year ended Sept. 30,                                                               2003                    2002
Operations and distributions
Investment income (loss) -- net                                            $   25,106,839            $   27,598,396
Net realized gain (loss) on investments                                      (141,711,183)             (280,266,035)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies         456,755,465              (266,981,293)
                                                                              -----------              ------------
Net increase (decrease) in net assets resulting from operations               340,151,121              (519,648,932)
                                                                              -----------              ------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                 (18,542,175)              (20,134,467)
      Class B                                                                    (826,583)                 (546,583)
      Class C                                                                     (10,675)                   (4,753)
      Class Y                                                                  (6,585,430)               (7,054,693)
   Net realized gain
      Class A                                                                          --                  (170,708)
      Class B                                                                          --                   (23,793)
      Class C                                                                          --                      (157)
      Class Y                                                                          --                   (51,115)
                                                                              -----------               -----------
Total distributions                                                           (25,964,863)              (27,986,269)
                                                                              -----------               -----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                     90,579,699                97,420,399
   Class B shares                                                              26,213,929                44,137,647
   Class C shares                                                               1,157,982                 1,273,765
   Class Y shares                                                             106,572,828               109,513,536
Reinvestment of distributions at net asset value
   Class A shares                                                              16,713,646                18,318,413
   Class B shares                                                                 811,027                   560,081
   Class C shares                                                                  10,411                     4,800
   Class Y shares                                                               6,585,430                 6,624,459
Payments for redemptions
   Class A shares                                                            (273,416,766)             (413,669,151)
   Class B shares (Note 2)                                                    (75,233,233)              (87,590,707)
   Class C shares (Note 2)                                                       (682,062)                 (540,820)
   Class Y shares                                                            (150,728,449)             (205,391,477)
                                                                             ------------              ------------
Increase (decrease) in net assets from capital share transactions            (251,415,558)             (429,339,055)
                                                                             ------------              ------------
Total increase (decrease) in net assets                                        62,770,700              (976,974,256)
Net assets at beginning of year                                             2,301,296,175             3,278,270,431
                                                                            -------------             -------------
Net assets at end of year                                                  $2,364,066,875            $2,301,296,175
                                                                           ==============            ==============
Undistributed net investment income                                        $      883,592            $    1,749,200
                                                                           --------------            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   --   AXP STOCK FUND   --   2003 ANNUAL REPORT

Notes to Financial Statements
AXP Stock Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Stock Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Stock Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Equity Portfolio

The Fund invests all of its assets in Equity Portfolio (the Portfolio), a series of Growth and Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in common stocks and securities convertible into common stocks.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Sept. 30, 2003 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

--------------------------------------------------------------------------------
22   --   AXP STOCK FUND   --   2003 ANNUAL REPORT

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $7,584 and accumulated net realized loss has been decreased by $7,584.

The tax character of distributions paid for the years indicated is as follows:

Year ended Sept. 30,                           2003                  2002

Class A
Distributions paid from:
   Ordinary income                        $18,542,175             $20,305,175
   Long-term capital gain                          --                      --
Class B
Distributions paid from:
   Ordinary income                            826,583                 570,376
   Long-term capital gain                          --                      --
Class C
Distributions paid from:
   Ordinary income                             10,675                   4,910
   Long-term capital gain                          --                      --
Class Y
Distributions paid from:
   Ordinary income                          6,585,430               7,105,808
   Long-term capital gain                          --                      --

As of Sept. 30, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                   $     883,592
Accumulated long-term gain (loss)                               $(456,914,452)
Unrealized appreciation (depreciation)                          $ 142,842,309

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

--------------------------------------------------------------------------------
23   --   AXP STOCK FUND   --   2003 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of American Express mutual funds, and are marked-to-market accordingly. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is not being charged to the Fund until a new transfer agency system is installed.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

--------------------------------------------------------------------------------
24   --   AXP STOCK FUND   --   2003 ANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $833,399 for Class A, $146,600 for Class B and $710 for Class C for the year ended Sept. 30, 2003.

During the year ended Sept. 30, 2003, the Fund's transfer agency fees were reduced by $31,783 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                      Year ended Sept. 30, 2003
                                            Class A        Class B        Class C        Class Y
Sold                                      5,722,482      1,708,211         76,013      6,853,682
Issued for reinvested distributions       1,057,709         52,965            677        416,086
Redeemed                                (17,825,901)    (4,838,376)       (44,044)    (9,837,554)
                                        -----------     ----------        -------     ----------
Net increase (decrease)                 (11,045,710)    (3,077,200)        32,646     (2,567,786)
                                        -----------     ----------         ------     ----------

                                                      Year ended Sept. 30, 2002

                                            Class A        Class B        Class C        Class Y
Sold                                      5,392,410      2,444,654         70,579      6,106,890
Issued for reinvested distributions       1,035,001         30,261            267        375,558
Redeemed                                (23,406,859)    (5,089,871)       (31,739)   (11,431,596)
                                        -----------     ----------        -------    -----------
Net increase (decrease)                 (16,979,448)    (2,614,956)        39,107     (4,949,148)
                                        -----------     ----------         ------     ----------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended Sept. 30, 2003.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $456,914,452 as of Sept. 30, 2003, that will expire in 2010 and 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
25   --   AXP STOCK FUND   --   2003 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important finanicial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2003        2002       2001     2000      1999
Net asset value, beginning of period                                      $14.47      $17.86     $27.12   $26.14    $24.18
Income from investment operations:
Net investment income (loss)                                                 .18         .17        .20      .19       .24
Net gains (losses) (both realized and unrealized)                           2.13       (3.39)     (6.47)    4.11      4.00
Total from investment operations                                            2.31       (3.22)     (6.27)    4.30      4.24
Less distributions:
Dividends from net investment income                                        (.18)       (.17)      (.18)    (.18)     (.24)
Distributions from realized gains                                             --          --      (2.81)   (3.14)    (2.04)
Total distributions                                                         (.18)       (.17)     (2.99)   (3.32)    (2.28)
Net asset value, end of period                                            $16.60      $14.47     $17.86   $27.12    $26.14

Ratios/supplemental data
Net assets, end of period (in millions)                                   $1,651      $1,599     $2,277   $3,358    $3,105
Ratio of expenses to average daily net assets(c)                            .92%        .92%       .87%     .84%      .82%
Ratio of net investment income (loss) to average daily net assets          1.12%        .93%       .88%     .67%      .90%
Portfolio turnover rate (excluding short-term securities)                    68%         86%        87%      53%       76%
Total return(e)                                                           16.03%     (18.20%)   (24.87%)  16.59%    17.71%

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2003        2002       2001     2000      1999
Net asset value, beginning of period                                      $14.34      $17.70     $26.90   $25.97    $24.05
Income from investment operations:
Net investment income (loss)                                                 .06         .03        .01       --       .06
Net gains (losses) (both realized and unrealized)                           2.10       (3.36)     (6.39)    4.07      3.96
Total from investment operations                                            2.16       (3.33)     (6.38)    4.07      4.02
Less distributions:
Dividends from net investment income                                        (.06)       (.03)      (.01)      --      (.06)
Distributions from realized gains                                             --          --      (2.81)   (3.14)    (2.04)
Total distributions                                                         (.06)       (.03)     (2.82)   (3.14)    (2.10)
Net asset value, end of period                                            $16.44      $14.34     $17.70   $26.90    $25.97

Ratios/supplemental data
Net assets, end of period (in millions)                                     $190        $210       $306     $436      $349
Ratio of expenses to average daily net assets(c)                           1.69%       1.69%      1.64%    1.60%     1.59%
Ratio of net investment income (loss) to average daily net assets           .35%        .15%       .11%    (.09%)     .12%
Portfolio turnover rate (excluding short-term securities)                    68%         86%        87%      53%       76%
Total return(e)                                                           15.09%     (18.84%)   (25.48%)  15.73%    16.81%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
26   --   AXP STOCK FUND   --   2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2003        2002       2001    2000(b)
Net asset value, beginning of period                                      $14.30      $17.66     $26.88   $26.70
Income from investment operations:
Net investment income (loss)                                                 .07         .04        .04      .05
Net gains (losses) (both realized and unrealized)                           2.09       (3.36)     (6.41)     .17
Total from investment operations                                            2.16       (3.32)     (6.37)     .22
Less distributions:
Dividends from net investment income                                        (.07)       (.04)      (.04)    (.04)
Distributions from realized gains                                             --          --      (2.81)      --
Total distributions                                                         (.07)       (.04)     (2.85)    (.04)
Net asset value, end of period                                            $16.39      $14.30     $17.66   $26.88

Ratios/supplemental data
Net assets, end of period (in millions)                                       $3          $2         $2       $1
Ratio of expenses to average daily net assets(c)                           1.70%       1.71%      1.64%    1.60%(d)
Ratio of net investment income (loss) to average daily net assets           .32%        .14%       .16%     .02%(d)
Portfolio turnover rate (excluding short-term securities)                    68%         86%        87%      53%
Total return(e)                                                           15.11%     (18.84%)   (25.47%)    .81%(f)

Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2003        2002       2001     2000      1999
Net asset value, beginning of period                                      $14.46      $17.86     $27.13   $26.14    $24.18
Income from investment operations:
Net investment income (loss)                                                 .20         .20        .23      .23       .27
Net gains (losses) (both realized and unrealized)                           2.14       (3.40)     (6.47)    4.13      4.00
Total from investment operations                                            2.34       (3.20)     (6.24)    4.36      4.27
Less distributions:
Dividends from net investment income                                        (.21)       (.20)      (.22)    (.23)     (.27)
Distributions from realized gains                                             --          --      (2.81)   (3.14)    (2.04)
Total distributions                                                         (.21)       (.20)     (3.03)   (3.37)    (2.31)
Net asset value, end of period                                            $16.59      $14.46     $17.86   $27.13    $26.14

Ratios/supplemental data
Net assets, end of period (in millions)                                     $520        $490       $694     $981    $1,063
Ratio of expenses to average daily net assets(c)                            .76%        .76%       .71%     .69%      .72%
Ratio of net investment income (loss) to average daily net assets          1.28%       1.08%      1.04%     .82%     1.00%
Portfolio turnover rate (excluding short-term securities)                    68%         86%        87%      53%       76%
Total return(e)                                                           16.23%     (18.12%)   (24.77%)  16.80%    17.81%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
27   --   AXP STOCK FUND   --   2003 ANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
28   --   AXP STOCK FUND   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP STOCK SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Stock Fund (a series of AXP Stock Series, Inc.) as of September 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2003, and the financial highlights for each of the years in the five-year period ended September 30, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Stock Fund as of September 30, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

November 14, 2003

--------------------------------------------------------------------------------
29   --   AXP STOCK FUND   --   2003 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Stock Fund
Fiscal year ended Sept. 30, 2003

Class A
Income distributions -- taxable as dividend income:

    Qualified Dividend Income for individuals (effective for
    distributions made after Jan. 1, 2003)                               100%

    Dividends Received Deduction for corporations                        100%

Payable date                                                        Per share
Dec. 20, 2002                                                        $0.05948
March 21, 2003                                                        0.04142
June 20, 2003                                                         0.04312
Sept. 19, 2003                                                        0.03615
Total distributions                                                  $0.18017

Class B
Income distributions -- taxable as dividend income:

    Qualified Dividend Income for individuals (effective for
    distributions made after Jan. 1, 2003)                               100%

    Dividends Received Deduction for corporations                        100%

Payable date                                                        Per share
Dec. 20, 2002                                                        $0.03071
March 21, 2003                                                        0.01230
June 20, 2003                                                         0.01304
Sept. 19, 2003                                                        0.00395
Total distributions                                                  $0.06000

--------------------------------------------------------------------------------
30   --   AXP STOCK FUND   --   2003 ANNUAL REPORT

Class C
Income distributions -- taxable as dividend income:

    Qualified Dividend Income for individuals (effective for
    distributions made after Jan. 1, 2003)                               100%

    Dividends Received Deduction for corporations                        100%

Payable date                                                        Per share
Dec. 20, 2002                                                        $0.03280
March 21, 2003                                                        0.01394
June 20, 2003                                                         0.01451
Sept. 19, 2003                                                        0.00542
Total distributions                                                  $0.06667

Class Y
Income distributions -- taxable as dividend income:

    Qualified Dividend Income for individuals (effective for
    distributions made after Jan. 1, 2003)                               100%

    Dividends Received Deduction for corporations                        100%

Payable date                                                        Per share
Dec. 20, 2002                                                        $0.06567
March 21, 2003                                                        0.04744
June 20, 2003                                                         0.04952
Sept. 19, 2003                                                        0.04298
Total distributions                                                  $0.20561

--------------------------------------------------------------------------------
31   --   AXP STOCK FUND   --   2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 86 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                Position held  with   Principal occupation during past   Other directorships
                                  Fund and length of    five years
                                  service
--------------------------------- --------------------- ---------------------------------- --------------------------
Arne H. Carlson                   Board member  since   Chair, Board Services
901 S. Marquette Ave.             1999                  Corporation (provides
Minneapolis, MN 55402                                   administrative services to
Age 69                                                  boards). Former Governor  of
                                                        Minnesota
--------------------------------- --------------------- ---------------------------------- --------------------------
Philip J. Carroll, Jr.            Board member  since   Retired Chairman and CEO,  Fluor   Scottish Power PLC,
901 S. Marquette Ave.             2002                  Corporation (engineering and       Vulcan Materials
Minneapolis, MN 55402                                   construction) since 1998           Company, Inc.
Age 65                                                                                     (construction
                                                                                           materials/chemicals)
--------------------------------- --------------------- ---------------------------------- --------------------------
Livio D. DeSimone                 Board member  since   Retired Chair of the Board and     Cargill, Incorporated
30 Seventh Street East            2001                  Chief Executive Officer,           (commodity merchants and
Suite 3050                                              Minnesota Mining and               processors), General
St. Paul, MN 55101-4901                                 Manufacturing (3M)                 Mills, Inc. (consumer
Age 69                                                                                     foods), Vulcan Materials
                                                                                           Company (construction
                                                                                           materials/ chemicals),
                                                                                           Milliken & Company
                                                                                           (textiles and chemicals),
                                                                                           and Nexia Biotechnologies,
                                                                                           Inc.
--------------------------------- --------------------- ---------------------------------- --------------------------
Heinz F. Hutter*                  Board member  since   Retired President and Chief
901 S. Marquette Ave.             1994                  Operating Officer, Cargill,
Minneapolis, MN 55402                                   Incorporated (commodity
Age 74                                                  merchants and processors)
--------------------------------- --------------------- ---------------------------------- --------------------------
Anne P. Jones                     Board member  since   Attorney and Consultant
901 S. Marquette Ave.             1985
Minneapolis, MN 55402
Age 68
--------------------------------- --------------------- ---------------------------------- --------------------------
Stephen R. Lewis, Jr.**           Board member  since   Retired President and Professor    Valmont Industries, Inc.
901 S. Marquette Ave.             2002                  of Economics, Carleton College     (manufactures irrigation
Minneapolis, MN 55402                                                                      systems)
Age 64
--------------------------------- --------------------- ---------------------------------- --------------------------
Alan G. Quasha                    Board member  since   President, Quadrant Management,    Compagnie Financiere
901 S. Marquette Ave.             2002                  Inc. (management of private        Richemont AG (luxury
Minneapolis, MN 55402                                   equities)                          goods), Harken Energy
Age 53                                                                                     Corporation (oil and gas
                                                                                           exploration) and SIRIT
                                                                                           Inc. (radio frequency
                                                                                           identification technology)
--------------------------------- --------------------- ---------------------------------- --------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
32   --   AXP STOCK FUND   --   2003 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                Position held  with   Principal occupation during past   Other directorships
                                  Fund and length of    five years
                                  service
--------------------------------- --------------------- ---------------------------------- --------------------------
Alan K. Simpson                   Board member  since   Former three-term United States    Biogen, Inc.
1201 Sunshine Ave.                1997                  Senator for Wyoming                (biopharmaceuticals)
Cody, WY 82414
Age 71
--------------------------------- --------------------- ---------------------------------- --------------------------
Alison Taunton-Rigby              Board member since    President, Forester Biotech
901 S. Marquette Ave.             2002                  since 2000. Former President and
Minneapolis, MN 55402                                   CEO, Aquila Biopharmaceuticals,
Age 59                                                  Inc.
--------------------------------- --------------------- ---------------------------------- --------------------------

Board Members Affiliated with AEFC***

Name, address, age                Position held  with   Principal occupation during past   Other directorships
                                  Fund and length of    five years
                                  service
--------------------------------- --------------------- ---------------------------------- --------------------------
Barbara H. Fraser                 Board member since    Executive Vice President -  AEFA
1546 AXP Financial Center         2002                  Products and Corporate Marketing
Minneapolis, MN 55474                                   of AEFC since 2002. President -
Age 53                                                  Travelers Check Group, American
                                                        Express Company,  2001-2002.
                                                        Management Consultant, Reuters,
                                                        2000-2001. Managing Director -
                                                        International Investments,
                                                        Citibank Global,  1999-2000.
                                                        Chairman and CEO, Citicorp
                                                        Investment Services and
                                                        Citigroup Insurance Group, U.S.,
                                                        1998-1999
--------------------------------- --------------------- ---------------------------------- --------------------------
Stephen W. Roszell                Board member since    Senior Vice President -
50238 AXP Financial Center        2002, Vice            Institutional Group of AEFC
Minneapolis, MN 55474             President  since
Age 54                            2002
--------------------------------- --------------------- ---------------------------------- --------------------------
William F. Truscott               Board member  since   Senior Vice President - Chief
53600 AXP Financial Center        2001,  Vice           Investment Officer of AEFC since
Minneapolis, MN 55474             President  since      2001. Former Chief Investment
Age 42                            2002                  Officer and Managing Director,
                                                        Zurich Scudder Investments
--------------------------------- --------------------- ---------------------------------- --------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
33   --   AXP STOCK FUND   --   2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age               Position held  with    Principal occupation during past   Other directorships
                                 Fund and length of     five years
                                 service
-------------------------------- ---------------------- ---------------------------------- --------------------------
Jeffrey P. Fox                   Treasurer since 2002   Vice President - Investment
50005 AXP Financial Center                              Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                   Vice President - Finance,
Age 48                                                  American Express Company,
                                                        2000-2002;  Vice President -
                                                        Corporate Controller, AEFC,
                                                        1996-2000
-------------------------------- ---------------------- ---------------------------------- --------------------------
Paula R. Meyer 596               President since 2002   Senior Vice President and
AXP Financial Center                                    General Manager - Mutual Funds,
Minneapolis, MN 55474                                   AEFC, since 2002; Vice President
Age 49                                                  and Managing Director - American
                                                        Express Funds, AEFC, 2000-2002;
                                                        Vice President, AEFC,  1998-2000
-------------------------------- ---------------------- ---------------------------------- --------------------------
Leslie L. Ogg                    Vice President,        President of Board Services
901 S. Marquette Ave.            General Counsel, and   Corporation
Minneapolis, MN 55402            Secretary  since 1978
Age 65
-------------------------------- ---------------------- ---------------------------------- --------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.


--------------------------------------------------------------------------------
34   --   AXP STOCK FUND   --   2003 ANNUAL REPORT

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities can be found in the Fund's Statement of Additional Information (SAI) which is available (i) without charge, upon request, by calling toll-free (800) 862-7919; (ii) on the American Express Company Web site at americanexpress.com/funds; and (iii) on the Securities and Exchange Commission Web site at http://www.sec.gov.


--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS
(R)
--------------------------------------------------------------------------------


American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

           (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

           (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone, Anne P. Jones, and Alan G. Quasha, each qualify as audit committee financial experts.

Item 4.    Principal Accountant Fees and Services.  Not applicable.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.    [Reserved]

Item 9.    Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.   Exhibits.

           (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Stock Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          December 1, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          December 1, 2003




By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          December 1, 2003